UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset Premier Bond Fund
(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Premier Bond Fund

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

What’s inside

Letter from the president	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Dividend reinvestment plan	43

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it

IV	Western Asset Premier Bond Fund

Investment commentary (cont’d)

began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv

Western Asset Premier Bond Fund	V

Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 4.98% for the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Western Asset Premier Bond Fund returned 6.70% based on its net asset value (“NAV”)viii and 20.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexix and the Barclays Capital U.S. Credit Indexx, returned 4.97% and 3.41%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned 3.95% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to common stock shareholders totaling $0.66 per share, which may have included a return of capital. The performance table on the following page shows the Fund’s six-month total return based on its NAV

VI	Western Asset Premier Bond Fund

Investment commentary (cont’d)

and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$14.22 (NAV)	6.70%†
$16.28 (Market Price)	20.49%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively.

†         Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Premier Bond Fund	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

x               The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†   The bar graph above represents the Fund’s portfolio as of June 30, 2011 and December 31, 2010 and does not include derivatives such as swap contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

2	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BCI	— Barclays Capital U.S. Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WEA	— Western Asset Premier Bond Fund
EM	— Emerging Markets

Western Asset Premier Bond Fund 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BCI	— Barclays Capital U.S. Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WEA	— Western Asset Premier Bond Fund
EM	— Emerging Markets

4	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 47.6%
Consumer Discretionary — 7.3%
Automobiles — 2.2%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,352,136
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,034,810
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	73,248
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,277,322
Total Automobiles				3,737,516
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,488
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	57,300
Total Diversified Consumer Services				62,788
Hotels, Restaurants & Leisure — 1.2%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	294,000
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	137,550	(a)
El Pollo Loco Inc.	12.000%	12/28/17	380,000	380,000	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	375,000	375,000
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/15/10	146,000	143,080	(a)(j)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	117,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	175,100	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	195,925
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	110,000	99,000	(a)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	20	(d)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	10	(d)(e)
Total Hotels, Restaurants & Leisure				1,917,385
Media — 3.5%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	31,988
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	127,268
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	244,350	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	308,000	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	14,000	10,704	(a)(c)(e)
Comcast Corp.	5.900%	3/15/16	400,000	455,332
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,157,266
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	257,187
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	644,250

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	5

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	$415,319
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	126,600
News America Inc.	8.875%	4/26/23	400,000	523,185
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,183,204
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	352,587
Total Media				5,837,240
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	305,250
Specialty Retail — 0.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,600
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	288,150
Total Consumer Discretionary				12,168,929
Consumer Staples — 5.5%
Food & Staples Retailing — 4.9%
CVS Corp.	9.350%	1/10/23	700,000	762,517	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	785,520	801,388	(a)(b)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,648,086	1,853,668
CVS Pass-Through Trust	7.507%	1/10/32	1,948,594	2,308,811	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	893,241	927,943	(b)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	771,351	818,643
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	218,635
Safeway Inc., Notes	5.800%	8/15/12	500,000	526,059
Total Food & Staples Retailing				8,217,664
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	714,462	835,921	(b)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	154,400
Total Consumer Staples				9,207,985
Energy — 4.6%
Energy Equipment & Services — 0.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	156,750
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	272,700
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	161,975	(a)
Total Energy Equipment & Services				591,425
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	658,388
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	182,800
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	557,286

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	$327,000
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	174,671
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	479,600
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	402,443
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,015,033
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	221,740
Hess Corp., Notes	7.875%	10/1/29	350,000	439,463
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	390,000	407,106
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	366,350	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	157,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	136,250
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	211,825
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	320,075
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	252,450	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	763,958
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	80,106
Total Oil, Gas & Consumable Fuels				7,154,044
Total Energy				7,745,469
Financials — 8.3%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	900,000	927,794
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,044,420
Total Capital Markets				1,972,214
Consumer Finance — 1.5%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	764,650
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,768,385
Total Consumer Finance				2,533,035
Diversified Financial Services — 5.0%
Air 2 US, Notes	8.027%	10/1/19	2,553,635	2,553,635	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	1,035,212
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,509,375
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,404,842
Liberty Media LLC	3.750%	2/15/30	1,860,000	1,039,275
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	151,500
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	549,401
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	106,250	(a)
Total Diversified Financial Services				8,349,490

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	7

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.6%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	$1,071,418
Total Financials				13,926,157
Health Care — 1.0%
Health Care Providers & Services — 1.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	206,000
HCA Inc., Debentures	7.500%	11/15/95	185,000	149,850
HCA Inc., Notes	6.375%	1/15/15	430,000	438,600
HCA Inc., Notes	7.690%	6/15/25	90,000	84,150
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	87,975
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	424,436	(f)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	221,988
Total Health Care				1,612,999
Industrials — 11.4%
Aerospace & Defense — 0.7%
Boeing Co., Notes	6.125%	2/15/33	600,000	680,018
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	549,712
Total Aerospace & Defense				1,229,730
Airlines — 9.8%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,393,105	2,488,829
Continental Airlines Inc.	7.160%	9/24/14	273,116	272,092	(b)
Continental Airlines Inc.	6.820%	5/1/18	913,728	936,571
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	834,555	883,543
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,090,448	1,146,279
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	675,130	703,823
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	524,480	561,193
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	260,000	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	176,095	178,947
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	67,000	71,439	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.711%	11/15/16	1,050,000	987,000	(c)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	503,014	540,413	(b)
Northwest Airlines Inc.	0.758%	2/6/15	2,589,280	2,391,718	(b)(c)
US Airways Pass-Through Trust	6.850%	1/30/18	2,991,267	2,938,950	(b)
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	2,000,000	2,000,000
Total Airlines				16,360,797

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	65,000	$39,325	(a)(e)
Commercial Services & Supplies — 0.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	245,575
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	320,850	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	189,550	(a)
Total Commercial Services & Supplies				755,975
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	132,090
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	228,280
Total Road & Rail				360,370
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	134,483	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	250,512
Total Trading Companies & Distributors				384,995
Total Industrials				19,131,192
Information Technology — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	140,527	(f)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	635,141
Total IT Services				775,668
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	86,100
Total Information Technology				861,768
Materials — 2.6%
Chemicals — 0.6%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,060,308
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	797,525
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	469,475
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	139,425	(a)
Total Metals & Mining				1,406,425
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	237,350
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	554,838
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	113,000	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	940,000	978,193
Total Paper & Forest Products				1,883,381
Total Materials				4,350,114

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	9

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	$161,137
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	20,250
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	647,089
France Telecom SA, Notes	8.500%	3/1/31	600,000	807,537
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	91,000	99,190
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,706
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	360,400
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	142,100
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	168,188
Total Diversified Telecommunication Services				2,442,597
Wireless Telecommunication Services — 1.6%
Cingular Wireless LLC	6.500%	12/15/11	250,000	256,378
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,508,000
True Move Co., Ltd.	10.750%	12/16/13	590,000	636,462	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	215,750	(a)
Total Wireless Telecommunication Services				2,616,590
Total Telecommunication Services				5,059,187
Utilities — 3.4%
Electric Utilities — 1.5%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	257,533
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	870,430	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	27,505
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,161,406
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	265,109
Total Electric Utilities				2,581,983
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,060
Independent Power Producers & Energy Traders — 1.4%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	408,600
AES Corp., Senior Notes	8.000%	10/15/17	525,000	556,500
AES Corp., Senior Notes	8.000%	6/1/20	100,000	106,500
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	162,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	131,565
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	943,817
Total Independent Power Producers & Energy Traders				2,308,982

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	$813,951
Total Utilities				5,729,976
Total Corporate Bonds & Notes (Cost — $75,346,486)				79,793,776
Asset-Backed Securities — 32.0%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,121,581	896,394
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.586%	2/25/34	639,536	521,364	(c)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	0.806%	10/25/34	400,000	348,980	(c)
Amortizing Residential Collateral Trust, 2004-1 A5	0.686%	10/25/34	257,673	235,235	(c)
Argent Securities Inc., 2003-W3 M1	1.311%	9/25/33	224,552	204,613	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,833,249	2,875,748	(b)
Associates Manufactured Housing Pass- Through Certificates, 1997-1 B1	7.600%	6/15/28	379,869	402,065	(c)(e)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	152,932	(c)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.486%	8/28/47	597,707	579,295	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.786%	12/25/39	377,371	303,784	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A A	0.636%	3/25/37	2,178,872	1,590,576	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.986%	3/25/37	1,432,818	931,332	(a)(b)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.336%	3/25/37	543,483	288,046	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.686%	3/25/37	148,223	68,182	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,067,942	739,977	(b)
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,305,536	1,014,349
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	307,464
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.386%	11/25/45	198,289	174,178	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	410,986	421,646
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.376%	6/25/36	853,790	600,992	(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.086%	10/25/47	1,171,558	817,892	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.186%	8/25/47	59,156	39,534	(a)(b)(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.369%	11/15/36	548,073	421,307	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.337%	2/15/37	641,799	500,004	(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.737%	8/15/37	1,295,931	1,076,247	(c)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.606%	8/25/35	2,000,000	1,484,194	(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	11

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Credit-Based Asset Servicing and Securitization LLC, 2004-CB2 M1	0.966%	7/25/33	2,209,205	$1,624,822	(c)(k)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.806%	1/25/35	780,000	689,958	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.656%	5/25/44	41,931	40,657	(a)(c)
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.030%	6/25/38	1,500,000	1,320,000	(b)(c)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.186%	5/26/37	176,976	158,584	(a)(c)
EMC Mortgage Loan Trust, 2003-B A1	0.736%	11/25/41	87,393	78,618	(a)(c)
First Horizon ABS Trust, 2007-HE1 A	0.316%	9/25/29	816,394	635,916	(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,845,936	1,772,661	(a)(k)
Fremont Home Loan Trust, 2006-2 2A2	0.296%	2/25/36	150,478	149,210	(c)
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	110,848	108,691	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.936%	2/25/31	459,595	397,899	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	109,544	53,058
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	162,914	139,896
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	43,355	29,973
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	13,265	12,090
Greenpoint Manufactured Housing, 1999-2 A2	3.109%	3/18/29	275,000	229,625	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.696%	6/19/29	125,000	104,375	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.695%	2/20/30	125,000	104,375	(c)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	770,614	(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.253%	8/21/31	800,000	672,000	(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.195%	11/22/31	225,000	186,000	(c)
Greenpoint Manufactured Housing, 2000-7 A2	3.686%	11/17/31	425,000	359,125	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.690%	2/20/32	300,000	243,735	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.689%	3/13/32	375,000	294,946	(c)
GSAA Home Equity Trust, 2006-19 A3A	0.426%	12/25/36	831,587	403,791	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,999,947	1,714,418
GSRPM Mortgage Loan Trust, 2006-1 A1	0.486%	3/25/35	156,277	133,594	(a)(c)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	229,759	228,129
Lehman XS Trust, 2007-1 WF1	5.724%	1/25/37	912,464	533,746	(c)
Merit Securities Corp., 13 A4	7.930%	12/28/33	2,714,831	2,915,455	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.186%	3/25/33	23,540	20,805	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.311%	9/25/33	2,037,670	1,532,916	(c)(k)
MSDWCC Heloc Trust, 2003-2 A	0.454%	4/25/16	121,625	112,792	(c)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
New Century Home Equity Loan Trust, 2004-2 A2	0.556%	8/25/34	475,320	$367,373	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.116%	11/25/34	917,006	684,558	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	262,910	257,197	(c)
Option One Mortgage Loan Trust, 2003-2 A2	0.862%	4/25/33	417,578	352,341	(c)
Origen Manufactured Housing, 2006-A A2	3.697%	10/15/37	2,700,000	1,809,000	(c)
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	3,600,000	2,340,000	(c)
PAMCO CLO, 1997-1A B	7.910%	8/6/11	775,612	232,684	(b)(d)
Park Place Securities Inc., 2004-WCW1 M2	0.866%	9/25/34	1,900,000	1,749,478	(c)
Park Place Securities Inc., 2004-WHQ2 M2	0.816%	2/25/35	750,000	636,197	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	736,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.226%	6/25/34	400,842	354,960	(c)
RAAC Series, 2007-RP1 M1	0.736%	5/25/46	210,000	35,967	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	566,852	574,054
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.566%	11/25/35	790,138	529,149	(c)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.666%	3/25/34	384,530	253,734	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.646%	9/25/31	300,571	234,385	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	555,230	567,919	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	834,140	818,196	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	954,354	988,402	(a)
SLM Student Loan Trust, 2001-4 B	0.774%	1/25/21	1,000,000	947,600	(b)(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	796,895	745,295
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	116,136	112,134	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.961%	3/25/35	536,256	395,330	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.416%	7/25/36	1,800,000	1,321,042	(a)(c)
Structured Asset Securities Corp., 2007-BC1 A2	0.236%	2/25/37	443,640	429,315	(c)
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	446,461	407,505
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	124,497	119,777	(c)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	789,873	777,457	(c)
Total Asset-Backed Securities (Cost — $49,270,471)				53,545,853
Collateralized Mortgage Obligations — 38.0%
American Home Mortgage Investment Trust, 2007-A 4A	0.636%	7/25/46	797,499	245,954	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	3.221%	12/20/34	578,569	289,582	(c)
Bayview Commercial Asset Trust, 2005-3A A2	0.586%	11/25/35	662,416	548,620	(a)(c)
Bayview Commercial Asset Trust, 2005-4A A1	0.486%	1/25/36	387,132	321,293	(a)(c)
BCAP LLC Trust, 2009-RR12 2A2	0.554%	3/26/35	1,844,014	645,405	(a)(b)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.465%	4/25/34	373,692	365,451	(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	13

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Alt-A Trust, 2004-3 A1	0.826%	4/25/34	466,780	$389,039	(c)
Bear Stearns Alt-A Trust, 2004-8 1A	0.536%	9/25/34	246,687	202,702	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.058%	1/25/36	1,186,709	640,737	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	891,461	195,141	(a)(b)
Bella Vista Mortgage Trust, 2004-2 A1	0.556%	2/25/35	2,063,917	1,162,314	(c)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	323,137	21,812	(a)(b)(c)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.506%	7/25/35	1,571,608	961,400	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.436%	8/25/35	1,454,762	1,008,365	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.416%	10/25/35	2,062,158	1,364,266	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.386%	10/25/36	1,836,112	1,164,615	(a)(c)
CNL Funding, 1998-1 C2	0.936%	9/18/11	2,195,396	1,985,736	(a)(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.309%	4/20/35	3,121,167	2,397,443	(c)
Countrywide Home Loans, 2004-R1 1AF	0.586%	11/25/34	1,560,059	1,390,950	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.606%	11/25/34	469,031	407,947	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.456%	3/25/35	1,463,428	1,130,341	(c)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,415,888	1,458,496	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.486%	5/25/35	1,632,113	1,116,299	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.546%	3/25/35	771,083	658,309	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.905%	6/15/39	242,000	256,063	(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.613%	3/26/35	428,314	403,686	(a)(c)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	20,500,000	357,126	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.413%	4/25/20	11,255,769	841,573	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.685%	8/25/20	5,875,081	531,915	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.842%	6/25/20	993,457	99,407	(c)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,035,368	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.456%	11/25/46	2,245,560	1,062,374	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.456%	11/25/46	1,671,603	807,384	(c)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	6,193,228	274,979	(a)(b)(c)
GS Mortgage Securities Corp., IO	1.342%	3/10/44	16,158,029	958,443	(a)(c)

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GS Mortgage Securities Corp., 2010-C1 X, IO	1.711%	8/10/43	12,909,097	$1,211,432	(a)(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,549,865	1,550,911	(a)(c)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.586%	6/25/34	973,796	813,244	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.536%	1/25/35	274,600	234,358	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.994%	1/25/35	1,560,405	1,470,933	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.536%	9/25/35	1,256,569	1,057,186	(a)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.712%	1/19/35	421,331	393,157	(c)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.586%	11/19/34	162,289	97,312	(c)
Harborview Mortgage Loan Trust, 2005-9 B10	1.936%	6/20/35	1,089,329	85,310	(c)
Impac CMB Trust, 2004-9 1A1	0.946%	1/25/35	54,134	42,171	(c)
IMPAC CMB Trust, 2005-2 2A2	0.586%	4/25/35	335,497	283,019	(c)
Impac CMB Trust, 2A-10	0.826%	3/25/35	434,919	302,171	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.179%	8/25/37	4,731,587	2,882,251	(c)
Jefferies & Co., 2009-B 9A	0.516%	11/21/35	167,584	342,893	(a)(b)(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.895%	4/25/37	300,000	260,249	(c)
JPMorgan Reremic, 2009-5 6A1	5.895%	4/26/37	257,155	256,899	(a)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS, IO	0.979%	6/15/36	916,863	274	(a)(c)(e)
Luminent Mortgage Trust, 2006-6 A1	0.386%	10/25/46	1,071,132	715,785	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.836%	11/21/34	2,000,000	1,908,094	(c)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.586%	11/25/33	188,400	186,368	(c)
MASTR ARM Trust, 2004-7 6M1	0.836%	8/25/34	800,000	636,565	(c)
Merit Securities Corp., 11PA 3A1	0.811%	4/28/27	168,935	142,880	(a)(c)
Merit Securities Corp., 11PA B3	2.436%	9/28/32	850,000	570,959	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	881,653	539,743	(c)
Morgan Stanley Capital I, 1999-LIFE E	7.054%	4/15/33	85,464	85,302	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.456%	12/25/34	470,616	444,371	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.743%	10/25/32	3,535,777	219,572	(b)(c)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.909%	7/25/34	7,571,179	120,789	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.354%	7/25/34	2,621,657	24,119	(b)(c)
Regal Trust IV, 1999-1 A	2.969%	9/29/31	96,028	88,605	(a)(c)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,257,756	1,266,210
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.010%	2/25/32	231,351	214,734
Residential Asset Securitization Trust, 2003-A1 A2	0.686%	3/25/33	75,880	75,600	(c)
Sequoia Mortgage Trust, 2003-2 A2	0.735%	6/20/33	47,370	39,601	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.496%	11/20/34	29,164	26,499	(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	15

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2004-11 A1	0.486%	12/20/34	42,812	$37,378	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.456%	1/20/35	352,447	281,620	(c)
Structured Asset Securities Corp., 1998-RF2 A	7.946%	7/15/27	439,092	438,145	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.486%	10/25/27	957,269	841,080	(c)
Structured Asset Securities Corp., 2003-9A 2A2	2.538%	3/25/33	246,704	225,148	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.586%	9/25/33	263,408	233,448	(a)(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	882,801
Structured Asset Securities Corp., 2005-RF2 A	0.536%	4/25/35	1,233,103	1,012,850	(a)(c)
Structured Asset Securities Corp., 2005-RF3 2A	4.049%	6/25/35	2,097,190	1,806,129	(a)(c)(k)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.506%	9/25/43	890,365	833,465	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.926%	9/25/44	892,366	831,063	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.156%	9/25/37	639,469	621,245	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.027%	9/25/37	670,478	666,184	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	450,434	334,021	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	1,900,155	1,537,716	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR6 A	0.608%	5/25/44	704,268	546,555	(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.558%	7/25/37	1,799,883	1,214,430	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	833,768	462,661
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,376,386	832,947
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	168,207	99,836
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	515,182	479,034	(c)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	549,545	442,256	(c)
Washington Mutual Inc., 2005-AR8 2A1A	0.476%	7/25/45	442,674	358,620	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.678%	4/25/44	316,803	256,813	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	1,351,147	1,102,283	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.416%	4/25/45	396,544	328,500	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.456%	7/25/45	30,426	24,456	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.506%	7/25/45	204,457	167,856	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.476%	10/25/45	364,367	298,286	(c)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.456%	12/25/45	743,542	$613,956	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	44,990	46,766
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.218%	7/25/46	1,345,887	547,969	(c)
Total Collateralized Mortgage Obligations (Cost — $59,852,536)				63,695,618
Collateralized Senior Loans — 6.0%
Consumer Discretionary — 2.3%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	887,589	888,698	(g)
Getty Images Inc., Term Loan B	5.250%	11/7/16	992,500	996,842	(g)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.690%	11/23/16	166,092	161,026	(g)
Las Vegas Sands LLC, Term Loan B	2.690%	11/23/16	826,389	800,105	(g)
Univision Communications Inc.	4.436%	3/31/17	990,478	939,941	(g)
Total Consumer Discretionary				3,786,612
Health Care — 2.3%
Community Health Systems Inc., Term Loan B	3.754%	1/25/17	1,495,000	1,443,976	(g)
Grifols Inc., Term Loan B	6.000%	11/23/16	1,500,000	1,505,313	(g)
MedAssets Inc., Term Loan B	5.250%	11/16/16	955,630	957,620	(g)
Total Health Care				3,906,909
Industrials — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	66,208	66,208	(b)(g)
Information Technology — 1.4%
First Data Corp., Term Loan B	4.186%	3/23/18	424,158	388,641	(g)
First Data Corp., Term Loan B2	2.936%	9/24/14	514,436	475,912	(g)
Freescale Semiconductor Inc., Term Loan	4.441%	12/1/16	1,483,221	1,474,646	(g)
Total Information Technology				2,339,199
Total Collateralized Senior Loans (Cost — $10,090,816)				10,098,928
Mortgage-Backed Securities — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $472,258)	6.500%	8/25/44	459,360	511,671
Municipal Bonds — 6.6%
Florida — 1.6%
Florida Educational Loan Marketing Corp., 2002-1 B	0.490%	12/1/36	700,000	559,650	(c)(h)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.405%	12/1/18	2,500,000	2,084,375	(b)(c)(h)
Total Florida				2,644,025

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	17

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Kentucky — 0.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.180%	10/1/32	1,800,000		$1,505,250	(b)(c)
Nevada — 0.8%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.521%	3/1/36	1,700,000		1,411,000	(b)(c)(h)
New York — 0.8%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc., AMBAC	0.315%	10/1/36	1,600,000		1,212,000	(c)(h)
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	1.173%	12/1/20	200,000		154,000	(c)
Total New York					1,366,000
Pennsylvania — 2.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.164%	6/1/47	4,525,000		4,153,950	(c)
Total Municipal Bonds (Cost — $10,977,164)					11,080,225
Non-U.S. Treasury Inflation Protected Securities — 5.8%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000		6,247,020
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,339,201		3,487,212
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $8,045,628)					9,734,232
Sovereign Bonds — 1.4%
Brazil — 0.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	169,814
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	312,000	BRL	181,246
Total Brazil					351,060
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	17,624		17,649	(c)
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		179,400	(a)(c)
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	504,991
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	99,301
Total Malaysia					604,292
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	10,180,000	MXN	930,618
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	289,451
Total Mexico					1,220,069

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000	$1,425
Total Sovereign Bonds (Cost — $2,352,911)				2,373,895
U.S. Government & Agency Obligations — 1.8%
U.S. Government Obligations — 1.8%
U.S. Treasury Bonds	4.250%	11/15/40	2,680,000	2,619,700
U.S. Treasury Notes	3.125%	5/15/21	320,000	319,101
Total U.S. Government & Agency Obligations (Cost — $2,943,585)				2,938,801

			Shares
Common Stocks — 0.6%
Consumer Discretionary — 0.3%
Automobiles — 0.1%
General Motors Co.			8,588	260,732	*
Media — 0.2%
Charter Communications Inc., Class A Shares			4,936	267,827	*
Total Consumer Discretionary				528,559
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789	20,254	*
Industrials — 0.1%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			20	12,900	(b)(e)
Nortek Inc.			1,206	43,404	*
Total Building Products				56,304
Marine — 0.1%
DeepOcean Group Holding AS			8,860	132,900	(b)
Total Industrials				189,204
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			8,950	216,053	*
Total Common Stocks (Cost — $1,365,382)				954,070

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	19

Western Asset Premier Bond Fund

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.1%
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA) (Cost — $1,357,500)	5.375%		15	$136,875	*
Preferred Stocks — 0.0%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors	0.000%		55,025	35,766	(e)
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		3,171	0	*(a)(e)(i)
Total Consumer Discretionary				35,766
Financials — 0.0%
Diversified Financial Services — 0.0%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	0	*(b)(d)(e)(i)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	465	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	930	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,025	3,024	*(c)
Total Thrifts & Mortgage Finance				4,419
Total Financials				4,419
Total Preferred Stocks (Cost — $39,213)				40,185

		Expiration
		Date	Warrants
Warrants — 0.2%
Buffets Restaurant Holdings		4/28/14	223	2	*(b)(e)
Charter Communications Inc.		11/30/14	265	3,180	*(b)
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	0	*(a)(b)(e)(i)
General Motors Co.		7/10/16	7,849	167,969	*
General Motors Co.		7/10/19	7,849	125,035	*
Nortek Inc.		12/7/14	576	4,608	*(b)(e)
SemGroup Corp.		11/30/14	830	5,602	*(e)
Total Warrants (Cost — $750,001)				306,396
Total Investments before Short-Term Investments (Cost — $222,863,951)				235,210,525

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 4.7%
Repurchase Agreements — 4.7%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/11; Proceeds at maturity — $7,915,002; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $8,073,296) (Cost — $7,915,000)	0.010%	7/1/11	7,915,000	$ 7,915,000
Total Investments — 145.1% (Cost — $230,778,951#)				243,125,525
Liabilities in Excess of Other Assets — (2.1)%				(3,601,802)
Liquidation value of Preferred Shares — (43.0)%				(72,000,000)
Total Net Assets — 100.0%				$167,523,723

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	The coupon payment on these securities is currently in default as of June 30, 2011.
(e)	Illiquid security.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(i)	Value is less than $1.
(j)	The maturity principal is currently in default as of June 30, 2011.
(k)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	— Adjustable Rate Mortgage
	BRL	— Brazilian Real
	CMB	— Cash Management Bill
	IO	— Interest Only
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	PAC	— Planned Amortization Class
	STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $230,778,951)	$243,125,525
Foreign currency, at value (Cost — $362,272)	382,280
Cash	106,846
Interest receivable	2,006,712
Deposits with brokers for swap contracts	300,000
Swaps, at value (net premiums paid — $31,725)	197,501
Receivable for securities sold	79,799
Principal paydown receivable	28,337
Receivable for open swap contracts	5,712
Prepaid expenses	37,503
Total Assets	246,270,215

Liabilities:
Payable for open reverse repurchase agreement (Note 3)	4,935,771
Payable for securities purchased	1,326,581
Swaps, at value (net premium received — $40,322)	244,103
Management fee payable	109,817
Interest payable	35,084
Distributions payable to auction rate preferred stockholders	13,462
Trustees’ fees payable	4,369
Payable for open swap contracts	3,903
Accrued expenses	73,402
Total Liabilities	6,746,492

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$167,523,723

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,783,077 shares issued and outstanding (Note 5)	$165,356,251
Undistributed net investment income	9,721,552
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(19,887,227)
Net unrealized appreciation on investments, swap contracts and foreign currencies	12,333,147
Total Net Assets	$167,523,723

Shares Outstanding	11,783,077

Net Asset Value	$14.22

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$ 8,834,276

Expenses:
Investment management fee (Note 2)	652,141
Legal fees	40,550
Interest expense (Note 3)	35,084
Shareholder reports	29,359
Audit and tax	29,067
Custody fees	23,119
Fund accounting fees	20,045
Auction participation fees	17,966
Excise tax (Note 1)	16,666
Transfer agent fees	13,938
Rating agency fees	11,915
Stock exchange listing fees	10,722
Trustees’ fees	6,393
Insurance	2,850
Auction agent fees	1,698
Miscellaneous expenses	122
Total Expenses	911,635
Net Investment Income	7,922,641

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,131,110)
Swap contracts	39,738
Foreign currency transactions	3,240
Net Realized Loss	(2,088,132)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,201,164
Swap contracts	(132,587)
Foreign currencies	17,310
Change in Net Unrealized Appreciation (Depreciation)	5,085,887
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	2,997,755
Distributions Paid to Auction Rate Preferred Stockholders from Net Investment Income	(103,990)
Increase in Net Assets from Operations	$10,816,406

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 7,922,641	$ 17,135,971
Net realized gain (loss)	(2,088,132)	3,802,044
Change in net unrealized appreciation (depreciation)	5,085,887	14,388,419
Distributions paid to auction rate preferred stockholders from net investment income	(103,990)	(219,880)
Increase in Net Assets From Operations	10,816,406	35,106,554

Distributions to Shareholders From (Note 1):
Net investment income	(7,760,146)	(16,932,624)
Decrease in Net Assets From Distributions to Shareholders	(7,760,146)	(16,932,624)

Fund Share Transactions:
Reinvestment of distributions (44,535 and 131,781 shares issued, respectively)	653,820	1,780,994
Increase in Net Assets From Fund Share Transactions	653,820	1,780,994
Increase in Net Assets	3,710,080	19,954,924

Net Assets:
Beginning of period	163,813,643	143,858,719
End of period*	$167,523,723	$163,813,643
* Includes undistributed net investment income of:	$9,721,552	$9,663,047

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.96	$12.39	$8.72	$14.26	$15.15	$14.93
Income (loss) from operations:
Net investment income[2]	0.67	1.47	1.64	1.46	1.27	1.37
Net realized and unrealized gain (loss)	0.26	1.57	3.33	(5.64)	(0.60)	0.45
Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.02)	(0.02)	(0.19)	(0.25)	(0.30)
Net realized gains	—	—	—	(0.02)	(0.09)	(0.01)
Total income (loss) from operations	0.92	3.02	4.95	(4.39)	0.33	1.51
Less distributions from:
Net investment income	(0.66)	(1.45)	(1.28)	(1.05)	(0.97)	(1.10)
Net realized gains	—	—	—	(0.10)	(0.25)	(0.19)
Total distributions	(0.66)	(1.45)	(1.28)	(1.15)	(1.22)	(1.29)
Net asset value, end of period	$14.22	$13.96	$12.39	$8.72	$14.26	$15.15
Market price, end of period	$16.28	$14.13	$13.36	$8.90	$13.13	$15.15
Total return, based on NAV[3,4]	6.70%	25.50%	60.98%	(32.45)%	2.17%	10.67%
Total return, based on Market Price[3,5]	20.49%	17.56%	68.84%	(24.60)%	(5.79)%	20.43%
Net assets, end of period (000s)	$167,524	$163,814	$143,859	$100,102	$163,544	$173,707
Ratios to Average Net Assets:[6,7]
Gross expenses	1.10%[8]	1.38%	1.95%	2.06%	1.72%	1.86%
Net expenses[9]	1.10 [8]	1.38	1.95	2.06	1.71	1.86
Net expenses, excluding interest expense[9]	1.06 [8]	1.38	1.95	1.83	1.15	1.15
Net investment income	9.56 [8]	11.12	15.94	10.68	6.76	7.18
Portfolio turnover rate	11%	33%	29%	45%	90%	65%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[10]	333%	327%	300%	239%	327%	341%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25	25

[1]	For the six months ended June 30, 2011 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[7]

Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance agreements. Net expenses reflects expenses less any compensating balance credits and/or voluntary expense waivers.

[8]	Annualized.
[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[10]	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

26	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$ 74,456,806	$ 5,336,970		$ 79,793,776
Asset-backed securities	—	47,429,844	6,116,009		53,545,853
Collateralized mortgage obligations	—	62,314,590	1,381,028		63,695,618
Collateralized senior loans	—	10,032,720	66,208		10,098,928
Mortgage-backed securities	—	511,671	—		511,671
Municipal bonds	—	6,079,600	5,000,625		11,080,225
Non-U.S. treasury inflation protected securities	—	9,734,232	—		9,734,232
Sovereign bonds	—	2,373,895	—		2,373,895
U.S. government & agency obligations	—	2,938,801	—		2,938,801
Common stocks	$ 808,270	—	145,800		954,070
Convertible preferred stocks	—	136,875	—		136,875
Preferred stocks	3,954	36,231	0	*	40,185
Warrants	298,606	—	7,790		306,396
Total long-term investments	$1,110,830	$216,045,265	$18,054,430		$235,210,525
Short-term investments†	—	7,915,000	—		7,915,000
Total investments	$1,110,830	$223,960,265	$18,054,430		$243,125,525
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$ 3,328	—		$ 3,328
Credit default swaps on credit indices — sell protection	—	174,841	—		174,841
Credit default swaps on credit indices — buy protection‡	—	19,332	—		19,332
Total other financial instruments	—	$ 197,501	—		$ 197,501
Total	$1,110,830	$224,157,766	$18,054,430		$243,323,026

Western Asset Premier Bond Fund 2011 Semi-Annual Report	27

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$229,600	—	$229,600
Credit default swaps on credit indices — sell protection‡	—	14,503	—	14,503
Total	—	$244,103	—	$244,103

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

*  Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Collateralized Senior Loans	Municipal Bonds	Common Stocks	Preferred Stocks		Warrants	Total
Balance as of December 31, 2010	$ 852,866	$ 5,590,638	$ 19,644	—	—	$ 9,001	$ 0	*	$4,034	$ 6,476,183
Accrued premiums/discounts	(2,985)	45,930	2,354	—	$ 2,433	—	—		—	47,732
Realized gain (loss)[1]	—	(27,226)	(42,855)	—	—	—	—		(0)*	(70,081)
Change in unrealized appreciation (depreciation)[2]	(3,256)	(38,835)	48,988	—	(2,433)	(68,825)	—		576	(63,785)
Net purchases (sales)	380,000	(82,573)	268,660	$66,208	5,000,625	205,624	—		—	5,838,544
Transfers into Level 3	4,121,049	1,920,261	1,084,237	—	—	—	0	*	3,180	7,128,727
Transfers out of Level 3	(10,704)	(1,292,186)	—	—	—	—	(0	)*	—	(1,302,890)
Balance as of June 30, 2011	$5,336,970	$ 6,116,009	$1,381,028	$66,208	$5,000,625	$145,800	$ 0	*	$7,790	$18,054,430
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[2]	$ (4,022)	$ (75,925)	$ 48,988	—	$ (2,433)	$(68,825)	—		$ 576	$ (101,641)

*       Value is less than $1.

1     This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2     This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

28	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Stripped securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	29

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2011, the total notional value of all credit default swaps to sell protection is $21,886,202. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2011 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third

30	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	31

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

32	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held credit default swaps with credit related contingent features which had a liability position of $244,103. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000, which could be used to reduce the required payment.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the

Western Asset Premier Bond Fund 2011 Semi-Annual Report	33

extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Single sourced securities. Certain securities held by the Fund at June 30, 2011 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of June 30, 2011, 19.06% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax

34	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management fee remains unchanged. WAML will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Fund Adviser, Inc. (“LMFA”), Western Asset (not the Fund) pays Legg Mason Partners Funds Advisor, LLC (“LMPFA”), a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, LMFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	35

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$24,291,053	$2,398,977
Sales	31,039,116	—

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,158,270
Gross unrealized depreciation	(10,811,696)
Net unrealized appreciation	$12,346,574

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$4,935,771	1.41%	$4,935,771

*  Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.31% to 1.56% during the six months ended June 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $35,084.

At June 30, 2011, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.306% to be repurchased at $1,300,777 on 7/1/11, collateralized by: $2,209,205, Credit-Based Asset Servicing and Securitization LLC, 0.97% due 7/25/33; Market value (including accrued interest) $1,625,177	$1,292,385
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.556% to be repurchased at $716,734 on 7/1/11, collateralized by: $987,821, Firstfed Corp. Manufactured Housing Contract, 8.06% due 10/15/22; Market value (including accrued interest) $955,244	711,231
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.306% to be repurchased at $1,210,245 on 7/1/11, collateralized by: $2,037,669, Morgan Stanley Capital Inc., 1.31% due 9/25/33; Market value (including accrued interest) $1,533,362	1,202,437

36	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Security	Face Amount
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.556% to be repurchased at $1,743,100 on 7/1/11, collateralized by: $2,097,190, Structured Asset Securities Corp., 4.05% due 6/25/35; Market value (including accrued interest) $1,815,083	$1,729,718
Total reverse repurchase agreements (Proceeds — $4,935,771)	$4,935,771

At June 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Goldman Sachs Group Inc.
(Citigroup Inc., 6.125%,			4.700%
due 5/15/18)	$1,700,000	3/20/14	quarterly	$(179,257)	—	$(179,257)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% quarterly	(38,551)	$(17,531)	(21,020)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% quarterly	(2,813)	727	(3,540)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% quarterly	2,403	2,987	(584)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% quarterly	(2,615)	(266)	(2,349)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% quarterly	(2,988)	(182)	(2,806)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% quarterly	(3,376)	1,218	(4,594)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% quarterly	925	1,393	(468)
Total	$4,250,000			$(226,272)	$(11,654)	$(214,618)

Western Asset Premier Bond Fund 2011 Semi-Annual Report	37

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION3

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America			0.860%
Securities LLC (CDX HY 8)	$21,666,202	6/20/12	quarterly	$174,841	—	$174,841
JPMorgan Securities Inc.			0.500%
(CMBX NA AM 1)	220,000	10/12/52	monthly	(14,503)	$(22,343)	7,840
Total	$21,886,202			$160,338	$(22,343)	$182,681

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Goldman Sachs Group Inc.			0.500%
(CMBX NA AM 4)	$127,000	2/17/51	monthly	$19,332	$25,400	$(6,068)

1     If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2     The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3     If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4     The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡        Percentage shown is an annual percentage rate.

38	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES1

Credit Contracts Risk
Swap contracts[2]	$197,501

LIABILITY DERIVATIVES1

Credit Contracts Risk
Swap contracts[2]	$244,103

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Credit Contracts Risk
Swap contracts	$39,738

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Credit Contracts Risk
Swap contracts	$(132,587)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,362,429
Credit default swap contracts (to sell protection)	21,697,631

Western Asset Premier Bond Fund 2011 Semi-Annual Report	39

5. Common shares

Of the 11,783,077 shares of common stock outstanding at June 30, 2011, the Investment Adviser owned 16,658 shares.

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the six months ended June 30, 2011; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.120% to 0.422% between January 1, 2011 to June 30, 2011.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

40	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Each Independent Trustee receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive $3,000 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s average annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

Western Asset Premier Bond Fund 2011 Semi-Annual Report	41

8. Distributions subsequent to June 30, 2011

On May 19, 2011, the Board of Directors (the “Board”) of the Fund declared four distributions, each in the amount of $0.1100 per share, payable on July 29, 2011, August 26, 2011, September 30, 2011 and October 28, 2011 to shareholders of record on July 22, 2011, August 19, 2011, September 23, 2011 and October 21, 2011, respectively.

9. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $17,762,367, of which $827,946 expires in 2016 and $16,934,421 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

11. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 18, 2011. Of the 11,761,872 common shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Ronald J. Arnault	11,001,027	131,791
Anita L. DeFrantz	10,894,533	238,285
William E.B. Siart	11,002,559	130,259
Jaynie Miller Studenmund	10,899,339	233,479
Avedick B. Poladian	11,005,858	126,960

42	Western Asset Premier Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Of the 2,880 preferred shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Ronald J. Arnault	593	154
Anita L. DeFrantz	593	154
William E.B. Siart	593	154
Jaynie Miller Studenmund	593	154
Avedick B. Poladian	593	154

Ronald J. Arnault, Anita L. DeFrantz, William E.B. Siart, Avedick B. Poladian, and Jaynie Miller Studenmund were elected as Trustees of the Fund by owners of its common shares and preferred shares voting together as a single class.

Mr. Gerken and Mr. Olson are the Preferred Trustees to be elected by a plurality vote of the preferred shares, voting as a separate class. The Fund did not achieve a quorum with respect to the election of the Preferred Trustees. R. Jay Gerken and Ronald L. Olson will serve as Preferred Trustees of the Fund until the annual meeting of shareholders in the year 2012 or thereafter when respective successors are duly elected and qualified.

Western Asset Premier Bond Fund	43

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a

44	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited) (cont’d)

terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund

Trustees	Western Asset Premier Bond Fund	Legal counsel
William E. B. Siart	620 Eighth Avenue	Ropes & Gray LLP
Chairman	49th Floor	1211 Avenue of the Americas
Ronald J. Arnault	New York, NY 10018	New York, NY 10036
Anita L. DeFrantz
R. Jay Gerken	Investment advisers	Transfer agent
Ronald L. Olson	Western Asset Management Company	American Stock Transfer & Trust Company
Avedick B. Poladian	Western Asset Management Company Limited	59 Maiden Lane
Jaynie Miller Studenmund	Western Asset Management Company Pte. Ltd.	New York, NY 10038
Western Asset Management Company Ltd
Officers		New York Stock Exchange Symbol
R. Jay Gerken, CFA	Custodian	WEA
President	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Principal Financial and Accounting Officer	Boston, MA 02111
Todd F. Kuehl
Chief Compliance Officer	Independent registered public accounting firm
Robert I. Frenkel	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer	100 East Pratt Street
Erin K. Morris	Baltimore, MD 21202
Treasurer

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX012842 8/11 SR11-1446

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Premier Bond Fund

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Premier Bond Fund

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	August 26, 2011